UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 2, 2012

KRANEM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-53563	02-0585306
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

560 S. Winchester Blvd., Suite 500
San Jose, CA 95128
(Address of principal executive offices)

(650) 319-6743
(Registrant's telephone number, including area code)
___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K filed by Kranem Corporation on November 8, 2012, or the Form 8-K/A2, is being filed to include the disclosure made in our Current Report on Form 8-K filed November 8, 2012, and our Amendment No. 1 to that Report, to disclose whether our former auditor’s reports for either of the past two fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified in any way, and to file an amended letter from our former auditor as required under Item 304(a)(3) of Regulation S-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant

Kranem Corporation (“we” or “the Company”) and its independent registered public accounting firm, De Joya Griffith, LLC & Company (“De Joya Griffith”), have not been able to resolve issues relating to amounts due for services. On November 2, 2012, De Joya Griffith delivered to the Company a letter of resignation. It is the Company’s position that De Joya Griffith was dismissed as of that date.

By unanimous written consent dated November 6, 2012, the board of directors of the Company confirmed the dismissal of De Joya Griffith, effective November 2, 2012. The Company does not have an audit committee.

Except as previously reported, during the years ended December 31, 2011 and 2010 and through the date of De Joya Griffith’s dismissal, there were (1) no disagreements with De Joya Griffith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of De Joya Griffith, would have caused De Joya Griffith to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements, and (2), except as noted immediately below, no reportable events of the type described in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(1)(v), we note that our annual report on Form 10-K for the year ending December 31, 2011, as amended, included our management’s assessment of the effectiveness of our internal controls over financial reporting, based in part on communications and advice from De Joya Griffith. Our assessment identified certain material weaknesses in our internal controls which were noted in our disclosure on Form 10-K, under Item 9A, Controls and Procedures.

De Joya Griffith provided audit reports to us for the years ending December 31, 2010 and December 31, 2011. Both reports stated that De Joya Griffith’s audits included consideration of our internal controls as a basis for designing audit procedures, but not for the purpose of expressing an opinion on the effectiveness of our internal controls over financial reporting, and accordingly De Joya Griffith expressed no such opinion in either report. Neither report contained any adverse opinion or was qualified in any way. De Joya Griffith’s audit report for the year ending Decem-ber 21, 2010, a period during which the Company was a shell company, was modified in that it expressed doubt as to the Company’s ability to continue as a going concern. This was the only modification in either audit report.

As required by Item 304(a)(3) of Regulation S-K, we provided a copy of our Form 8-K, our Form 8-K/A, and this Form 8-K/A2, to De Joya Griffith and requested that it furnish us with a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. De Joya Griffith has provided the letter which is filed as Exhibit 16.2 to this Form 8-K/A2.

Item 9.01	Financial Statement and Exhibits.

(d)    Exhibits.

Exhibit	Description
Number

16.2	Letter from De Joya Griffith, LLC & Company, dated December 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A2 to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2012

KRANEM CORPORATION

By: /s/ Edward Miller
Name: Edward Miller
Title: Chief Financial Officer